Exhibit 10.4
                           MASTER REPURCHASE AGREEMENT


             AGREEMENT dated as of the 14th day of November, 1997 between Thermo Electron Corporation, a Delaware corporation ("Seller"), and Thermo Vision Corporation, a Delaware corporation (the "Buyer").

        1.   Applicability

             From time to time Buyer and Seller may enter into transactions in which Seller agrees to transfer to Buyer certain securities and/or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, unless otherwise agreed in writing.

        2.   Definitions

             (a) "Act of Insolvency", with respect to either party (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property; or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or the entry of an order having a similar effect, or (C) is not dismissed within 15 days; or (iii) the making by a party of a general assignment for the benefit of creditors; or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

             (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

             (c) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

             (d) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income transferred to Seller pursuant to Paragraph 6 hereof) as
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        of such  date  (unless  contrary  to  market  practice  for  such
        Securities);

             (e)  "Other Buyers", third parties that have entered into an
        agreement with  Seller that  is   substantially  similar to  this
        Agreement;

             (f) "Pricing Rate", a rate equal to the Commercial Paper Composite rate for 30-day maturities provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (or, if such rate is not available, a substantially equivalent rate agreed to by Buyer and Seller) plus 25 basis points, which rate shall be adjusted on the first business day of each fiscal quarter and shall be in effect for the entirety such fiscal quarter;

             (g)  "Purchase  Price",   the  price   at  which   Purchased
        Securities are transferred by Seller to Buyer;

             (h) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchase Securities transferred pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

             (i)  "Repurchase  Collateral   Account",  a   book   account
        maintained by Seller containing, among other Securities, the Purchased Securities; and

             (j) "Repurchase Price", for any Purchased Security, an amount equal to the Purchase Price paid by Buyer to Seller for such Purchased Security.

        3.   Transactions

             (a) A Transaction may be initiated by Buyer upon the transfer of the Purchase Price to Seller's account. Upon such transfer, Seller shall transfer to Buyer Purchased Securities having a Market Value equal to 103% of the Purchase Price.

             (b) Purchased Securities shall be held in custody for Buyer by Seller in the Repurchase Collateral Account. Seller shall indicate on its books for such account Buyer's ownership of the Purchased Securities. Upon reasonable request from Buyer, Seller shall provide Buyer with a complete list of Purchased Securities owned by Buyer.

             (c) Upon demand by Buyer or Seller, Seller shall repurchase from Buyer, and Buyer shall sell to Seller, for the Repurchase Price all or any part of the Purchased Securities then owned by Buyer.

        4.   Margin Maintenance

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             (a)  If at  any  time  the  aggregate Market  Value  of  all
        Purchased Securities then owned by Buyer is less than 103% of the aggregate Repurchase Price for such Purchased Securities, then Seller shall transfer to Buyer additional Securities ("Additional Purchased Securities"), so that the aggregate Market Value of
        such  Purchased   Securities,  including   any  such   Additional
        Purchased Securities, will  thereupon equal  or exceed   103%  of
        such aggregate Repurchase Price.

             (b)  If at  any  time  the  aggregate Market  Value  of  all
        Purchased Securities then owned by Buyer exceeds 103% of the aggregate Repurchase Price for such Purchased Securities, then Seller may transfer Purchased Securities to Seller, so that the aggregate Market Value of such Purchased Securities will thereupon not exceed 103% of such aggregate Repurchase Price.

        5.   Interest Payments

             If during any fiscal month Buyer owned Purchased Securities, then on the first day of the next following fiscal month Seller shall pay to Buyer an amount equal to the sum of the aggregate Repurchase Prices of the Purchased Securities owned by Buyer at the close of each day during the preceding fiscal month divided by the number of days in such month and the product multiplied by the Pricing Rate times the number of days in such month divided by 360.

        6.   Income Payments and Voting Rights

             Where a particular Transaction's term extends over an Income payment date on the Purchased Securities subject to that
        Transaction, Buyer shall, on the date such Income is payable, transfer to Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction. Seller shall retain all voting rights with respect to Purchased Securities sold to Buyer under this Agreement.

        7.   Security Interest

             Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction and this Agreement, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

        8.   Payment and Transfer

             Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. As used herein with respect to Securities, "transfer" is intended to have

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        the  same  meaning  as  when   used  in  Section  8-313   of  the
        Massachusetts Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

        9.   Substitution

             Buyer hereby grants Seller the authority to manage, in Seller's sole discretion, the Purchased Securities held in custody for Buyer by Seller in the Repurchase Collateral Account. Buyer expressly agrees that Seller may (i) substitute other Securities for any Purchased Securities and (ii) commingle Purchased Securities with other Securities held in the Repurchase Collateral Account. Substitutions shall be made by transfer to Buyer of such other Securities and transfer to Seller of the Purchased Securities for which substitution is being made. After substitution, the substituted Securities shall be deemed to be Purchased Securities. Securities which are substituted for Purchased Securities shall have a Market Value at the time of substitution equal to or greater than the Market Value of the Purchase Securities for which such Securities were substituted.

        10.  Representations

             Each of  Buyer and  Seller represents  and  warrants to  the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf, (iii) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (iv) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

        11.  Events of Default

             In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon demand for repurchase from either Buyer or Seller, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof,
        (iii) Buyer   fails  to  make payment  to Seller  pursuant  to
        Paragraph 6 hereof, (iv) Seller fails to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its

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        intention not to, perform any of its obligations  hereunder (each an "Event of Default"):

             (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of any Act of Insolvency), Seller shall become obligated to repurchase, and Buyer shall become obligated to sell, all Purchased Securities then owned by Buyer for the Repurchase Price of such Purchased Securities.

             (b) If Seller is the defaulting party and Buyer exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the Seller's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable,
        (ii) all Income paid after such exercise or deemed exercise shall be retained by Buyer and applied to the aggregate unpaid
        Repurchase Prices owed by Seller, and (iii) Seller shall immediately deliver to Buyer any Purchased Securities subject to such Transactions then in Seller's possession.

             (c)  In all Transactions  in which  Buyer is the  defaulting party, upon tender by Seller of payment of the aggregate Repurchase Prices for all such Transactions, Buyer's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to Seller, and Buyer shall deliver all such Purchased Securities to Seller.

             (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

                  (i) as to Transactions in which Seller is the defaulting party, (A) immediately sell, in a recognized market at such price or prices as Buyer may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give Seller credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder; and

                  (ii) as to Transactions in which Buyer is the defaulting party, (A) purchase securities ("Replacement
        Securities") of the same class and amount as any Purchased Securities that are not delivered by Buyer to Seller as required

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        hereunder or  (B)  in  its  sole discretion  elect,  in  lieu  of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

             (e) As to Transactions in which Buyer is the defaulting party , Buyer shall be liable to Seller (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by Seller for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by Seller for the Replacement Securities therefor.

             (f) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default.

             (g) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

        12.  Single Agreement

             Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either  of them in respect  of any Transaction shall  be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

        13.  Entire Agreement; Severability

             This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be

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        enforceable notwithstanding  the  unenforceability  of  any  such other provision or agreement.

        14.  Non-assignability; Termination

             The rights and obligations of the parties under this Agreement and under any Transactions shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be canceled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

        15.  Governing Law

             This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without giving effect to the conflict of law principles thereof.

        16.  No Waivers, Etc.

             No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto.

        19.  Intent

             (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

             (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

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        THERMO ELECTRON CORPORATION        THERMO VISION CORPORATION


        By:        /s/John N. Hatsopoulos
           ------------------------------------------------
        By:        /s/Kristine S. Langdon
           ------------------------------------------------
             John N. Hatsopoulos               Kristine S. Langdon
             Title:    President               Title:    President